Related Party Transactions	12 Months Ended
Dec. 31, 2025
Disclosure Of Related Party [Abstract]
Related Party Transactions
23.	RELATED PARTY TRANSACTIONS
In certain circumstances the Company has entered into property lease arrangements where an employee of the Company is the landlord. In most cases, the Company assumes these property lease arrangements initially in connection with an acquisition. The property leases for these locations do not contain any significant non-standard
terms and conditions that would not normally exist in an arm’s length relationship, and the Company has determined that the terms and conditions of the leases are representative of fair market rent values. As at December 31, 2025, there were no outstanding property lease arrangements where an employee is the landlord.